Filed Pursuant to Rule 497(a)

Registration No. 333-228720

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Gladstone Capital Corporation (Ticker: GLAD) has mandated Raymond James to arrange a series of fixed-income investor calls. The calls will take place on Thursday, December 3rd, and Friday, December 4th. Raymond James will coordinate logistics and an investor presentation will be made available.

The Company will be represented by:

Bob Marcotte - President

Nicole Schaltenbrand - Chief Financial Officer

Call Schedule

Thursday, December 3rd

3:00PM – 3:50PM ET

4:00PM – 4:50PM ET

Friday, December 4th

11:00AM – 11:50AM ET

12:00PM – 12:50PM ET

This announcement is confidential and is for your information only and is not intended to be distributed or reviewed by anyone other than you. This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities of Gladstone Capital Corporation, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction.

If Gladstone Capital Corporation were to conduct an offering of securities in the future, it would be made under Gladstone Capital Corporation’s registration statement filed with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus relating to that offering. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Gladstone Capital Corporation before investing. When available, a copy of the prospectus supplement and accompanying prospectus, as well as any final term sheet relating to such transaction, will contain this and other information about Gladstone Capital Corporation and can be obtained from the SEC’s website at http://www.sec.gov, from the underwriters of that offering or from Gladstone Capital Corporation. You are advised to obtain a copy of the prospectus supplement and accompanying prospectus and to carefully review the information contained or incorporated by reference therein before making any investment decision.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION). SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.